[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


[Graphic Omitted]


                              MFS(R) UTILITIES FUND

                              ANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as frontline workers

  o analysis of the company's financial statements and balance sheets

  o contact with the company's current and potential customers

  o contact with the company's competitors

  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the year ended October 31, 2000, Class A shares of the fund provided a total return of 25.88%, Class B shares 25.04%, Class C shares 24.91%, and Class I shares 26.14%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 36.96% return over the same period for the fund's benchmark, the Standard & Poor's (S&P) Utility Index. The S&P Utility Index is an unmanaged, market-value-weighted total return index of all electric and natural gas utility stocks in the S&P 500 Composite Index. During the same period, the average utility fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 13.68%.

Q.  WHY HAS THE UTILITIES SECTOR DONE SO WELL THIS PAST YEAR?

A. Electric and natural gas stocks have had a terrific run. The market's volatility last spring propelled investors toward safe-haven sectors like utilities. Then some big mergers within the industry attracted further investor interest. Finally, a supply/demand imbalance became particularly evident in California over the past summer as growth in generation failed to keep up with demand. Those utilities that were able to sell excess capacity to the open market, such as natural gas and electrics, did so at very attractive prices, strengthening earnings and ultimately boosting stock prices. However, telecommunications stocks -- which are not included in the S&P Utility Index, but were included in the fund -- were down over the same period.

Q.  WHY DO YOU THINK TELECOM STOCKS HAVE HAD SUCH A TOUGH YEAR?

A. They certainly did get hammered on all fronts. The stocks of the established phone service providers suffered as revenue and earnings growth in the local and long-distance voice markets slowed. New entrants -- including the competitive local exchange carriers (CLECs) and new long-distance carriers -- cut into the market share of the incumbents while also forcing prices down. The stocks of the new entrants, however, didn't fare much better. Two of the CLECs filed for bankruptcy, which hurt stock prices for all the start-ups. Once that happened, investors began worrying about whether some of the new entrants would be able to raise the necessary capital to fund their business plans. This sent stock prices even lower.

Q.  GIVEN THIS ENVIRONMENT, DID YOU AVOID TELECOM STOCKS?

A. No. In fact, we kept about 50% of the fund's stock investments in telecom throughout the year. We take a relative value approach, which means we're always trying to buy companies that we think have good earnings growth prospects and whose stocks are selling at reasonable prices compared to their company's history, peers, and outlook. The downturn in the telecom sector gave us a great opportunity to buy into what we believe are strong companies whose stocks had been unfairly penalized. One of the names we added to was wireless operator Vodafone. With its dominant market position in Europe, economies of scale, and conservative balance sheet, we think Vodafone is well-positioned to capitalize on the rapid growth of wireless telecommunications. We also added to our stake in Qwest Communications, which recently acquired US West, making it one of the largest fully integrated telecom companies in the world. We expect Qwest to benefit from its concentration in Internet-related businesses and from the synergies and cost reductions associated with the US West merger.

Q.  WITH SO MUCH IN TELECOM, HOW DID THE FUND MANAGE TO BEAT ITS LIPPER PEERS?

A. We typically keep a portion of the fund's assets in convertible securities and bonds. This has helped us lock in a competitive dividend yield, and allowed us to focus the remainder of the fund's assets on stocks with what we see as strong growth prospects that often reinvest their capital in the business, rather than paying it out in the form of a dividend. Growth-oriented utilities were among the top performers this past year. Of our stock investments, holdings in electrics and natural gas did quite well.

Q.  WHICH STOCKS HAD THE BIGGEST IMPACT ON PERFORMANCE?

A. AES was a real winner, more than doubling in price during the past 12 months. As the largest and most diversified independent power producer worldwide, it benefited greatly from the constrained supply/demand situation here in the United States. Peco, which merged at the end of the period with Unicom to form Exelon, was up over 60% for the year. One of the largest electrics out there, Peco uses nuclear power to contain costs and generate excess power, which it sold at favorable prices. Both Coastal and El Paso, which are merging to form the largest natural gas pipelines in the country, also did quite well and boosted performance.

Q.  WERE ANY TOP NAMES DISAPPOINTMENTS?

A. Yes. We believe Verizon turned in weak results in part because of the negative sentiment surrounding the telecom industry. But investors also became concerned about the company's future growth, given its dependence on revenues from voice traffic and an increasingly competitive environment. Plus, Verizon has been slower than expected in ramping up its data-oriented businesses. Williams Companies was another disappointment, despite strong results in its energy services and pipeline businesses. The company has an 85% ownership interest in Williams Communications Group, which reported higher-than-expected operating losses related to the build-out of its telecom network. We held on to Williams because we expect its stock price to rally once the overall outlook for the telecom sector improves.

Q.  WHAT CHANGES DID YOU MAKE TO THE FUND DURING THE PERIOD?

A. Our international stake was reduced a bit over the past year. We cut our stake in European telecom carriers last winter amid concerns that they might have to overpay in the European wireless license auctions -- which is what happened. We added a few new telecom investments, including Telefonos de Mexico and China Mobile, both of which serve markets that are at early stages of penetration for both wire line and wireless phone services. We also slightly trimmed holdings in the natural gas area, paring back on names such as Enron that have had strong runs.

Q.  WHERE HAVE YOU BEEN BUYING MOST RECENTLY?

A. During the late summer and early fall, we built a sizable stake in Edison International, an electric utility that services southern California. Power shortages there this past summer had led to a spike in pricing. This caused the government to cap the prices utilities could charge consumers -- even as the utilities' costs soared. Edison ended up with unrecovered costs on its balance sheet. The Wall Street Journal ran an article on the company, suggesting that it might have to declare bankruptcy. This sent the stock price tumbling and created a great buying opportunity. We believe Edison is a well-managed utility that is unlikely to go out of business and we expect the government to eventually lift the price cap and help the company recover its losses.

Q.  WHERE DO YOU EXPECT UTILITIES TO GO FROM HERE?

A. If the market remains volatile, we believe electric and natural gas utilities will continue to benefit as investors favor more defensive sectors. If the market gains momentum, we think we'll most likely see investors shift into higher-growth sectors such as telecom. At some point, we believe gains in electric and natural gas will most likely moderate even as earnings prospects remain strong. We are confident that beaten-down telecom stocks will eventually rally -- we just don't know when. We believe the fund is in a strong position, regardless of which way the market moves.


/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). SHE IS PORTFOLIO MANAGER OF THE MULTI-CAP CORE AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS
   ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST (CFA). PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME
                              ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED
                              ENTIRELY IN EQUITIES).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      FEBRUARY 14, 1992

  CLASS INCEPTION:            CLASS A  FEBRUARY 14, 1992
                              CLASS B  SEPTEMBER 7, 1993
                              CLASS C  JANUARY 3, 1994
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $2.6 BILLION NET ASSETS AS OF OCTOBER 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, February 14, 1992, through October 31, 2000. Index information is from February 1, 1992.)

                          MFS Utilities Fund     Standard & Poor's
                              - Class A            Utility Index
                ---------------------------------------------------
                10/92          $10,273               $11,041
                10/94           12,274                12,148
                10/96           17,801                17,360
                10/98           27,961                24,164
                10/00           43,311                33,755

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +25.88%      +89.17%      +188.09%      +354.71%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +25.88%      +23.68%      + 23.57%      + 18.99%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        +19.90%      +21.69%      + 22.37%      + 18.32%
----------------------------------------------------------------------------------------------------------

CLASS B
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +25.04%      +85.17%      +177.60%      +328.27%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +25.04%      +22.80%      + 22.65%      + 18.17%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        +21.04%      +22.13%      + 22.48%      + 18.17%
----------------------------------------------------------------------------------------------------------

CLASS C
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +24.91%      +85.05%      +177.86%      +330.27%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +24.91%      +22.77%      + 22.68%      + 18.23%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        +23.91%      +22.77%      + 22.68%      + 18.23%
----------------------------------------------------------------------------------------------------------

CLASS I
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +26.14%      +90.78%      +191.13%      +359.50%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +26.14%      +24.02%      + 23.83%      + 19.13%
----------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Average utility fund**                                    +13.68%      +18.09%      + 16.66%      + 13.55%
----------------------------------------------------------------------------------------------------------
Standard & Poor's Utility Index#                          +36.96%      +20.95%      + 16.49%      + 14.92%
----------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, February 14, 1992, through October 31, 2000. Index information is from February 1, 1992.
(+) Average annual rates of return.
 ** Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.


This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

FIVE LARGEST STOCK SECTORS

                UTILITIES & COMMUNICATIONS               89.3%
                LEISURE                                   7.3%
                SPECIAL PRODUCTS & SERVICES               2.2%
                TECHNOLOGY                                1.1%
                BASIC MATERIALS                           0.1%


TOP 10 STOCK HOLDINGS

EXELON CORP.  4.5%                       QWEST COMMUNICATIONS INTERNATIONAL,
Utility services company                 INC.  2.5%
                                         Internet data communications company
VERIZON COMMUNICATIONS  3.9%
Telecommunications company               EL PASO ENERGY CORP.  2.5%
                                         Natural gas pipeline company
ALLTEL CORP.  3.2%
Information technology company           AES CORP.  2.2%
                                         Electric power plant operator
COASTAL CORP.  3.1%
Oil and natural gas company              EDISON INTERNATIONAL  2.1%
                                         Electric power plant operator
WILLIAMS COMPANIES, INC.  3.0%
Natural gas pipeline company             ENRON CORP.  2.1%
                                         Natural gas pipeline company


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Stocks - 75.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 62.9%
  Business Services - 0.4%
    Adelphia Business Solutions*                                       208,200            $    1,301,250
    Nextel Partners, Inc.*                                             349,400                 8,560,300
                                                                                          --------------
                                                                                          $    9,861,550
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.4%
    Sprint Corp. (PCS Group)*                                          659,200            $   25,132,000
    Voicestream Wireless Corp.*                                         85,800                11,282,700
                                                                                          --------------
                                                                                          $   36,414,700
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Digex, Inc.*                                                        82,500            $    3,238,125
--------------------------------------------------------------------------------------------------------
  Electric and Gas Utility Revenue - 0.2%
    SCANA Corp.                                                        198,788            $    5,267,882
--------------------------------------------------------------------------------------------------------
  Energy - 3.1%
    Dynegy, Inc.                                                       644,400            $   29,843,775
    Energy East Corp.                                                1,537,000                31,028,188
    NRG Energy, Inc.*                                                  686,400                17,846,400
    Southern Energy, Inc.*                                             128,900                 3,512,525
                                                                                          --------------
                                                                                          $   82,230,888
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    USEC, Inc.                                                         349,600            $    1,791,700
--------------------------------------------------------------------------------------------------------
  Oils - 2.7%
    Coastal Corp.                                                      945,100            $   71,295,981
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.6%
    MCN Energy Group, Inc.                                           1,718,600            $   42,320,525
--------------------------------------------------------------------------------------------------------
  Telecommunications - 17.0%
    Allegiance Telecom, Inc.*                                          800,200            $   25,156,288
    Alltel Corp.                                                     1,142,100                73,594,069
    AT&T Corp.*                                                        384,800                 9,595,950
    AT&T Corp., "A"*                                                   589,200                10,605,600
    BroadWing, Inc.*                                                 1,341,064                37,885,058
    Cox Communications, Inc.*                                          244,600                10,777,688
    Focal Communications Corp.*                                        261,090                 3,785,805
    General Motors Corp., "H"*                                         399,600                12,947,040
    McLeodUSA, Inc., "A"*                                              711,400                13,694,450
    Metromedia Fiber Network, Inc., "A"*                               897,420                17,050,980
    Mpower Communications Corp.*                                       219,492                 1,426,698
    NTL, Inc.*                                                         328,993                14,455,130
    Qwest Communications International, Inc.*                        1,187,300                57,732,462
    SBC Communications, Inc.                                           745,071                42,981,283
    UnitedGlobalCom, Inc.*                                             314,698                10,011,330
    Verizon Communications                                           1,550,312                89,627,412
    Williams Communications Group, Inc.*                               259,600                 4,753,925
    Winstar Communications, Inc.*                                      449,300                 8,761,350
                                                                                          --------------
                                                                                          $  444,842,518
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 1.2%
    Comcast Corp., "A"*                                                773,700            $   31,528,275
--------------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 1.3%
    XO Communications, Inc.*                                           977,600            $   32,978,725
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 22.4%
    AES Corp.*                                                         916,500            $   51,782,250
    Allegheny Energy, Inc.                                             420,100                17,197,844
    Atmos Energy Corp.                                                 330,199                 7,635,852
    Calpine Corp.*                                                     309,600                24,439,050
    CMS Energy Corp.                                                   818,995                22,112,865
    Constellation Energy Group, Inc.                                   505,300                21,064,694
    Duke Energy Corp.                                                  392,000                33,883,500
    Edison International                                             2,066,800                49,344,850
    El Paso Electric Co.*                                              428,300                 5,135,317
    Entergy Corp.                                                      460,200                17,631,412
    Exelon Corp.*                                                    1,730,062               104,019,978
    FPL Group, Inc.                                                    184,500                12,177,000
    Keyspan Corp.                                                    1,058,800                37,256,525
    Montana Power Co.                                                  734,600                20,752,450
    NiSource, Inc.                                                     752,500                18,765,469
    Northeast Utilities, Co.                                           452,100                 9,211,537
    PG&E Corp.                                                       1,030,700                27,764,481
    Pinnacle West Capital Corp.                                        877,600                38,120,750
    Public Service Enterprise Group                                    968,300                40,184,450
    Reliant Energy, Inc.                                               517,700                21,387,481
    Wisconsin Energy Corp.                                             295,100                 5,551,569
                                                                                          --------------
                                                                                          $  585,419,324
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 11.4%
    AGL Resources, Inc.                                                413,200            $    8,418,950
    Columbia Energy Group                                              303,800                21,854,613
    El Paso Energy Corp.                                               915,900                57,415,481
    Energen Corp.                                                      460,000                13,167,500
    Enron Corp.                                                        595,900                48,901,044
    Kinder Morgan, Inc.                                                858,500                33,105,906
    MDU Resources Group, Inc.                                          329,400                 9,634,950
    National Fuel Gas Co.                                              238,800                12,805,650
    NICOR, Inc.                                                        655,600                23,150,875
    Williams Companies, Inc.                                         1,657,960                69,323,452
                                                                                          --------------
                                                                                          $  297,778,421
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $1,644,968,614
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 12.9%
  Australia - 0.5%
    Cable & Wireless Optus Ltd. (Telecommunications)                 6,248,400            $   13,227,594
--------------------------------------------------------------------------------------------------------
  Bermuda - 1.1%
    Global Crossing Ltd. (Telecommunications)*                       1,255,200            $   29,654,100
--------------------------------------------------------------------------------------------------------
  Brazil - 0.1%
    Celular CRT Participacoes, Preferred (Telecommunications)*           1,059            $      347,417
    Companhia Riogrand Telecomunicacoes, Preferred, "A"
      (Utilities - Telephone)                                            5,271                 1,610,586
                                                                                          --------------
                                                                                          $    1,958,003
--------------------------------------------------------------------------------------------------------
  Canada - 1.5%
    BCE, Inc. (Telecommunications)                                     698,100            $   18,892,331
    Nortel Networks Corp. (Telecommunications)                         339,262                15,436,421
    Telesystem International Wireless, Inc. (Telecommunications)*      423,500                 4,340,875
                                                                                          --------------
                                                                                          $   38,669,627
--------------------------------------------------------------------------------------------------------
  China - 0.9%
    China Mobile Ltd. (Telecommunications)*                          3,804,000            $   24,389,306
--------------------------------------------------------------------------------------------------------
  Germany - 0.3%
    VEBA AG (Oil and Gas)                                              178,300            $    9,059,102
--------------------------------------------------------------------------------------------------------
  Hungary - 0.4%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                   399,200            $    9,381,200
--------------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*      1,099,575            $    6,597,450
--------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    Tokyo Gas Co. Ltd. (Gas)                                         4,538,000            $   11,854,537
--------------------------------------------------------------------------------------------------------
  Mexico - 1.5%
    Grupo Iusacell S.A. de C.V., ADR (Telecommunications)*             530,130            $    6,891,690
    Telefonos de Mexico S.A., ADR (Telecommunications)                 606,080                32,690,440
                                                                                          --------------
                                                                                          $   39,582,130
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Completel Europe N.V. (Telecommunications)*                        682,070            $    4,867,175
    Completel Europe N.V. (Telecommunications)*                        146,250                 1,096,875
    Libertel N.V. (Cellular Telecommunications)*                       739,091                 9,626,275
    United Pan-Europe Communications N.V
      (Telecommunications and Cable)*                                  418,500                 7,332,761
                                                                                          --------------
                                                                                          $   22,923,086
--------------------------------------------------------------------------------------------------------
  Spain - 2.6%
    Telefonica de Espana S.A., ADR (Telecommunications)                625,084            $   36,215,804
    Telefonica S.A. (Telecommunications)*                              304,500                 5,805,536
    Union Electrica Fenosa S.A. (Utilities - Electric)               1,412,500                26,115,460
                                                                                          --------------
                                                                                          $   68,136,800
--------------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Tele1 Europe Holdings AB (Telecommunications)*                     550,360            $    4,243,161
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                 27,900                   219,712
                                                                                          --------------
                                                                                          $    4,462,873
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    Energis PLC (Telecommunications)*                                1,533,000            $   13,110,034
    Vodafone Group PLC (Telecommunications)*                        11,021,405                45,847,774
                                                                                          --------------
                                                                                          $   58,957,808
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  338,853,616
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,818,811,726)                                            $1,983,822,230
--------------------------------------------------------------------------------------------------------

Bonds - 12.1%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 12.0%
  Banks and Credit Companies - 0.1%
    Beaver Valley Funding Corp. II, 9s, 2017                      $        362            $      373,885
    Midamerican Funding LLC, 5.85s, 2001                                 1,315                 1,309,262
    Midamerican Funding LLC, 6.927s, 2029                                1,230                 1,076,971
    Midland Cogeneration Venture Corp., 10.33s, 2002                       205                   208,399
    Midland Funding Corp., 10.33s, 2002                                    779                   794,025
                                                                                          --------------
                                                                                          $    3,762,542
--------------------------------------------------------------------------------------------------------
  Energy
    Ocean Energy, Inc., 8.875s, 2007                              $        850            $      860,625
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Salton Sea Funding Corp., 7.84s, 2010                         $      1,110            $    1,080,940
    Salton Sea Funding Corp., 8.3s, 2011                                   838                   836,218
                                                                                          --------------
                                                                                          $    1,917,158
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Tenet Healthcare Corp., 8s, 2005                              $        985            $      971,456
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Intermedia Communications, Inc., 1s, 2009                     $     17,850            $   11,468,625
    Sprint Capital Corp., 7.625s, 2002                                   1,451                 1,455,570
    Sprint Spectrum LP, 11s, 2006                                        1,463                 1,575,388
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   296                   281,420
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                    687                   640,254
    TXU Eastern Funding Co., 6.75s, 2009                                 1,488                 1,340,605
    WorldCom, Inc., 8.875s, 2006                                           720                   742,968
                                                                                          --------------
                                                                                          $   17,504,830
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 7.3%
  Government National Mortgage Association - 0.4%
    GNMA, 7s, 2027 - 2028                                         $      2,171            $    2,140,246
    GNMA, 7.5s, 2025 - 2028                                              4,116                 4,132,301
    GNMA, 8s, 2025 - 2030                                                4,246                 4,318,025
                                                                                          --------------
                                                                                          $   10,590,572
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.9%
    U.S. Treasury Bonds, 6.25s, 2030                              $      7,689            $    8,188,785
    U.S. Treasury Bonds, 10.375s, 2009                                  30,628                35,274,880
    U.S. Treasury Notes, 5.75s, 2010                                   138,561               138,430,753
                                                                                          --------------
                                                                                          $  181,894,418
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $  192,484,990
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 3.1%
    Federal Home Loan Mortgage Corp., 5s, 2004                    $        490            $      468,793
    Federal National Mortgage Assn., 7s, 2029                           46,523                47,326,656
    Federal National Mortgage Assn., 7.25s, 2010                        31,198                32,338,599
                                                                                          --------------
                                                                                          $   80,134,048
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    California Infrastructure, 6.17s, 2003                        $        993            $      990,035
    Connecticut Light & Power Co., 8.59s, 2003                           1,000                   998,550
    Detroit Edison Co., 7.5s, 2005                                       3,647                 3,691,818
    Illinois Power Special Purpose Trust, 5.26s, 2003                    1,235                 1,226,305
    Niagara Mohawk Power Corp., 7.75s, 2006                              2,183                 2,229,563
    Niagara Mohawk Power Corp., 8.77s, 2018                              1,481                 1,536,597
    NRG Energy South Central, 8.962s, 2016                                 703                   723,160
    NSTAR Co., 8s, 2010                                                  2,443                 2,464,621
    Toledo Edison Co., 9.5s, 2001                                        1,385                 1,395,858
                                                                                          --------------
                                                                                          $   15,256,507
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Columbia Gas Systems, Inc., 6.39s, 2000                       $      2,245            $    2,242,283
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $  315,134,439
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                $        850            $      863,813
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                        $      2,927            $    1,317,150
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $    2,180,963
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $317,827,317)                                               $  317,315,402
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 8.3%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
U.S. Convertible Preferred Stocks - 6.7%
  Oils - 0.9%
    Coastal Corp., 6.625%                                              560,000            $   24,080,000
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.9%
    Cox Communications, Inc., 0.25%                                    147,100            $    6,344,423
    Cox Communications, Inc., 7.00%                                    301,700                17,649,450
    Cox Communications, Inc., 7.75%                                    280,900                21,570,311
    DECS Trust VI, 6.25%                                               110,100                 4,053,056
    UnitedGlobalCom, Inc., "C", 7.00%                                  295,420                12,223,003
    UnitedGlobalCom, Inc., "D", 7.00%                                  115,020                 3,594,375
    XO Communications, Inc., 6.5%                                       61,200                 9,505,890
                                                                                          --------------
                                                                                          $   74,940,508
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.7%
    AES Trust III, 6.75%                                               285,700            $   25,427,300
    AES Trust VII, 6.00%                                               200,800                14,194,050
    Calpine Capital Trust, 5.75%                                        71,600                 9,880,800
    CMS Energy Corp., 8.75%                                            489,300                15,474,112
    Southern Energy, Inc., 6.25%                                        76,600                 4,653,450
                                                                                          --------------
                                                                                          $   69,629,712
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    Williams Communications Group, Inc., 6.75%                         412,300            $   16,492,000
--------------------------------------------------------------------------------------------------------
Total U.S. Convertible Preferred Stocks                                                   $  185,142,220
--------------------------------------------------------------------------------------------------------
Foreign Convertible Preferred Stocks - 1.2%
  Bermuda - 1.2%
    Global Crossing Ltd., 7.00% (Telecommunications)##                  86,000            $   13,631,000
    Global Crossing Ltd., 7.00% (Telecommunications)                    43,700                 7,035,700
    Global Crossing Ltd., 6.75% (Telecommunications)                    57,300                11,732,175
                                                                                          --------------
                                                                                          $   32,398,875
--------------------------------------------------------------------------------------------------------
Total Foreign Convertible Preferred Stocks                                                $   32,398,875
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $211,140,433)                        $  217,541,095
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 4.0%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Convertible Bonds - 3.4%
  Energy - 1.0%
    Alliant Energy Resources, Inc., 7.25s to 2003, 2.5s
      to 2030                                                     $        391            $   24,943,329
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.2%
    ADT Operations, Inc., 0s, 2010                                $     10,405            $   32,255,500
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.2%
    Echostar Communications, 4.875s, 2007                         $     15,960            $   18,693,948
    Liberty Media Group, 4s, 2029##                                      5,776                 5,884,300
    NTL, Inc., 5.75s, 2009##                                             9,870                 6,527,031
                                                                                          --------------
                                                                                          $   31,105,279
--------------------------------------------------------------------------------------------------------
Total U.S. Convertible Bonds                                                              $   88,304,108
--------------------------------------------------------------------------------------------------------
Foreign Convertible Bonds - 0.6%
  Grand Cayman Islands - 0.2%
    Hutchison Whampoa International Ltd., 2.875s, 2003
      (Telecommunications)                                        $      5,600            $    5,943,280
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    China Mobile Ltd., 2.25s, 2005 (Cellular Telephones)          $      2,956            $    2,956,000
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Telewest Finance Jersey Ltd., 6s, 2005 (Entertainment)+       $     10,893            $    7,557,019
--------------------------------------------------------------------------------------------------------
Total Foreign Convertible Bonds                                                           $   16,456,299
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $100,128,004)                                   $  104,760,407
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.1%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Mpower Communications Corp.
      (Identified Cost, $12,428,050)                                   241,200            $    3,015,000
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.1%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  MM
    Pacific Gas & Electric Co. due 10/31/01
      at Amortized Cost and Value                                 $      2,976            $    2,976,000
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
--------------------------------------------------------------------------------------------------------
  MM
    American Express Credit Corp., due 11/01/00                   $        363            $      363,000
    Associates Corp. of North America, due 11/01/00                      7,290                 7,290,000
    Chase Nassau Time Deposit, due 11/01/00                                525                   525,000
    Ford Motor Credit Corp., due 11/01/00                                8,280                 8,280,000
    General Electric Capital Corp., due 11/01/00                        10,084                10,084,000
    General Motors Acceptance Corp., due 11/01/00                        8,151                 8,151,000
    Prudential Funding Corp., due 11/01/00                                 932                   932,000
    Salomon Smith Barney Holdings, Inc., due 11/01/00                      206                   206,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   35,831,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,499,142,530)                                       $2,665,261,134
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.8)%                                                      (47,879,624)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,617,381,510
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,499,142,530)        $2,665,261,134
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    207,550,803
  Cash                                                                   60,769
  Foreign currency, at value (identified cost, $90,813)                  91,810
  Receivable for investments sold                                    17,539,961
  Receivable for fund shares sold                                    15,675,827
  Interest and dividends receivable                                  10,685,658
  Other assets                                                            5,799
                                                                 --------------
      Total assets                                               $2,916,871,761
                                                                 --------------
Liabilities:
  Distributions payable                                          $    2,215,898
  Payable for investments purchased                                  87,132,619
  Payable for fund shares reacquired                                  1,992,953
  Collateral for securities loaned, at value                        207,550,803
  Payable to affiliates -
    Management fee                                                       34,981
    Shareholder servicing agent fee                                       6,985
    Distribution and service fee                                         51,658
    Administrative fee                                                    1,155
  Accrued expenses and other liabilities                                503,199
                                                                 --------------
      Total liabilities                                          $  299,490,251
                                                                 --------------
Net assets                                                       $2,617,381,510
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,201,739,703
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 166,113,517
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                           235,535,308
  Accumulated undistributed net investment income                    13,992,982
                                                                 --------------
      Total                                                      $2,617,381,510
                                                                 ==============
Shares of beneficial interest outstanding                          191,986,110
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $899,682,197 / 65,870,700 shares of
     beneficial interest outstanding)                                $13.66
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                                $14.34
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,279,546,783 / 93,965,800 shares of
     beneficial interest outstanding)                                $13.62
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $433,997,637 / 31,845,905 shares of
     beneficial interest outstanding)                                $13.63
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per
     share (net assets of $4,154,893 / 303,705 shares of
     beneficial interest outstanding)                                $13.68
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 81,778,110
    Interest                                                         19,804,619
    Foreign taxes withheld                                             (476,156)
                                                                   ------------
      Total investment income                                      $101,106,573
                                                                   ------------
  Expenses -
    Management fee                                                 $ 13,506,380
    Trustees' compensation                                               47,746
    Shareholder servicing agent fee                                   1,968,361
    Distribution and service fee (Class A)                            1,657,595
    Distribution and service fee (Class B)                            9,867,079
    Distribution and service fee (Class C)                            3,163,255
    Administrative fee                                                  291,703
    Custodian fee                                                       614,235
    Printing                                                             71,600
    Postage                                                             195,584
    Auditing fees                                                        31,228
    Legal fees                                                            8,783
    Miscellaneous                                                     1,480,288
                                                                   ------------
      Total expenses                                               $ 32,903,837
    Fees paid indirectly                                               (201,335)
    Reduction of expenses by investment adviser                      (3,664,567)
                                                                   ------------
      Net expenses                                                 $ 29,037,935
                                                                   ------------
        Net investment income                                      $ 72,068,638
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $239,790,964
    Foreign currency transactions                                      (566,249)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $239,224,715
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 63,602,179
    Translation of assets and liabilities in foreign
      currencies                                                        (76,751)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 63,525,428
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $302,750,143
                                                                   ------------
          Increase in net assets from operations                   $374,818,781
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                        2000                          1999
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $   72,068,638               $   14,848,769
  Net realized gain on investments and foreign currency
    transactions                                                        239,224,715                  127,939,149
  Net unrealized gain on investments and foreign
    currency translation                                                 63,525,428                   76,569,181
                                                                     --------------               --------------
    Increase in net assets from operations                           $  374,818,781               $  219,357,099
                                                                     --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                               $  (22,758,967)              $   (8,787,769)
  From net investment income (Class B)                                  (26,218,595)                  (7,897,582)
  From net investment income (Class C)                                   (8,575,274)                  (2,253,120)
  From net investment income (Class I)                                      (84,014)                     (31,538)
  In excess of net investment income (Class A)                                 --                       (182,692)
  In excess of net investment income (Class B)                                 --                       (164,148)
  In excess of net investment income (Class C)                                 --                        (46,830)
  In excess of net investment income (Class I)                                 --                           (655)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                     (40,693,133)                 (19,331,261)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     (63,117,808)                 (22,418,158)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     (19,343,816)                  (5,964,171)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                        (126,624)                     (67,729)
                                                                     --------------               --------------
    Total distributions declared to shareholders                     $ (180,918,231)              $  (67,147,653)
                                                                     --------------               --------------
Net increase in net assets from fund share transactions              $1,071,884,319               $  416,848,960
                                                                     --------------               --------------
      Total increase in net assets                                   $1,265,784,869               $  569,058,406
Net assets:
  At beginning of period                                              1,351,596,641                  782,538,235
                                                                     --------------               --------------
  At end of period (including accumulated undistributed
    net investment income of $13,992,982 and accumulated
    distributions in excess of net investment income of $394,325)    $2,617,381,510               $1,351,596,641
                                                                     ==============               ==============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               2000               1999              1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $12.23             $10.76            $10.39          $ 9.12          $ 8.20
                                                   ------             ------            ------          ------          ------
Income from investment operations# -
  Net investment income(S)                         $ 0.55             $ 0.21            $ 0.27          $ 0.32          $ 0.38
  Net realized and unrealized gain on
    investments and foreign currency                 2.40               2.13              1.78            2.08            1.07
                                                   ------             ------            ------          ------          ------
      Total from investment operations             $ 2.95             $ 2.34            $ 2.05          $ 2.40          $ 1.45
                                                   ------             ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.42)            $(0.25)           $(0.27)         $(0.34)         $(0.32)
  From net realized gain on investments and
    foreign currency transactions                   (1.10)             (0.61)            (1.39)          (0.79)          (0.21)
  In excess of net investment income                 --                (0.01)            (0.02)           --              --
                                                   ------             ------            ------          ------          ------
      Total distributions declared to
        shareholders                               $(1.52)            $(0.87)           $(1.68)         $(1.13)         $(0.53)
                                                   ------             ------            ------          ------          ------
Net asset value - end of period                    $13.66             $12.23            $10.76          $10.39          $ 9.12
                                                   ======             ======            ======          ======          ======
Total return(+)                                     25.88%             23.05%            22.13%          28.62%          18.41%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.98%              1.05%             1.05%           1.10%           1.08%
  Net investment income                              4.11%              1.88%             2.60%           3.27%           4.37%
Portfolio turnover                                    113%               137%              124%            153%            137%
Net assets at end of period (000 Omitted)        $899,682           $447,121          $324,098         $90,083         $60,345

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                      $ 0.53             $ 0.20            $ 0.26          $ 0.30          $ 0.34
        Ratios (to average net assets):
          Expenses##                                 1.16%              1.10%             1.15%           1.29%           1.42%
          Net investment income                      3.93%              1.83%             2.50%           3.08%           4.03%
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               2000               1999              1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $12.19             $10.73            $10.36          $ 9.10          $ 8.18
                                                   ------             ------            ------          ------          ------
Income from investment operations# -
  Net investment income(S)                         $ 0.45             $ 0.12            $ 0.19          $ 0.24          $ 0.31
  Net realized and unrealized gain on
    investments and foreign currency                 2.40               2.12              1.79            2.08            1.07
                                                   ------             ------            ------          ------          ------
      Total from investment operations             $ 2.85             $ 2.24            $ 1.98          $ 2.32          $ 1.38
                                                   ------             ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.32)            $(0.16)           $(0.20)         $(0.27)         $(0.25)
  From net realized gain on investments
    and foreign currency transactions               (1.10)             (0.61)            (1.39)          (0.79)          (0.21)
  In excess of net investment income                 --                (0.01)            (0.02)           --              --
                                                   ------             ------            ------          ------          ------
      Total distributions declared to
        shareholders                               $(1.42)            $(0.78)           $(1.61)         $(1.06)         $(0.46)
                                                   ------             ------            ------          ------          ------
Net asset value - end of period                    $13.62             $12.19            $10.73          $10.36          $ 9.10
                                                   ======             ======            ======          ======          ======
Total return                                        25.04%             22.11%            21.27%          27.59%          17.50%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.73%              1.80%             1.80%           1.87%           1.89%
  Net investment income                              3.40%              1.08%             1.85%           2.49%           3.53%
Portfolio turnover                                    113%               137%              124%            153%            137%
Net assets at end of period (000 Omitted)      $1,279,547           $691,115          $361,439         $91,973         $49,877
  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                      $ 0.43             $ 0.11            $ 0.18          $ 0.22          $ 0.28
        Ratios (to average net assets):
          Expenses##                                 1.91%              1.85%             1.90%           2.06%           2.23%
          Net investment income                      3.22%              1.03%             1.75%           2.30%           3.19%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                2000               1999             1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $12.21             $10.75           $10.37          $ 9.10          $ 8.18
                                                    ------             ------           ------          ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.44             $ 0.12           $ 0.19          $ 0.24          $ 0.31
  Net realized and unrealized gain on
    investments and foreign currency                  2.40               2.12             1.80            2.09            1.07
                                                    ------             ------           ------          ------          ------
      Total from investment operations              $ 2.84             $ 2.24           $ 1.99          $ 2.33          $ 1.38
                                                    ------             ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.32)            $(0.16)          $(0.20)         $(0.27)         $(0.25)
  From net realized gain on investments and
    foreign currency transactions                    (1.10)             (0.61)           (1.39)          (0.79)          (0.21)
  In excess of net investment income                  --                (0.01)           (0.02)           --              --
                                                    ------             ------           ------          ------          ------
      Total distributions declared to
        shareholders                                $(1.42)            $(0.78)          $(1.61)         $(1.06)         $(0.46)
                                                    ------             ------           ------          ------          ------
Net asset value - end of period                     $13.63             $12.21           $10.75          $10.37          $ 9.10
                                                    ======             ======           ======          ======          ======
Total return                                         24.91%             22.18%           21.25%          27.71%          17.57%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.73%              1.81%            1.80%           1.85%           1.82%
  Net investment income                               3.35%              1.08%            1.85%           2.47%           3.60%
Portfolio turnover                                     113%               137%             124%            153%            137%
Net assets at end of period (000 Omitted)         $433,998           $211,924          $95,856         $22,788          $8,231
  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                       $ 0.42             $ 0.11           $ 0.18          $ 0.22          $ 0.28
        Ratios (to average net assets):
          Expenses##                                  1.91%              1.86%            1.90%           2.04%           2.16%
          Net investment income                       3.17%              1.03%            1.75%           2.28%           3.26%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,                         PERIOD ENDED
                                                ------------------------------------------------             OCTOBER 31,
                                                        2000              1999              1998                   1997*
------------------------------------------------------------------------------------------------------------------------
                                                     CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $12.25            $10.78            $10.39                  $ 8.90
                                                      ------            ------            ------                  ------
Income from investment operations# -
  Net investment income(S)                            $ 0.57            $ 0.24            $ 0.30                  $ 0.29
  Net realized and unrealized gain on
    investments and foreign currency                    2.41              2.13              1.80                    1.48
                                                      ------            ------            ------                  ------
      Total from investment operations                $ 2.98            $ 2.37            $ 2.10                  $ 1.77
                                                      ------            ------            ------                  ------
Less distributions declared to shareholders -
  From net investment income                          $(0.45)           $(0.28)           $(0.29)                 $(0.28)
  From net realized gain on investments and
    foreign currency transactions
                                                       (1.10)            (0.61)            (1.39)                   --
  In excess of net investment income and
    foreign currency transactions
                                                        --               (0.01)            (0.03)                   --
                                                      ------            ------            ------                  ------
      Total distributions declared to
        shareholders                                  $(1.55)           $(0.90)           $(1.71)                 $(0.28)
                                                      ------            ------            ------                  ------
Net asset value - end of period                       $13.68            $12.25            $10.78                  $10.39
                                                      ======            ======            ======                  ======
Total return                                           26.14%            23.44%            22.52%                  20.15%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            0.73%             0.80%             0.80%                   0.86%+
  Net investment income                                 4.38%             2.14%             2.84%                   3.39%+
Portfolio turnover                                       113%              137%              124%                    153%
Net assets at end of period (000 Omitted)             $4,155            $1,437            $1,145                    $725

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                           $ 0.55            $ 0.23            $ 0.29                  $ 0.27
      Ratios (to average net assets:
        Expenses##                                      0.91%             0.85%             0.90%                   1.05%+
        Net investment income                           4.20%             2.09%             2.74%                   3.20%+
 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2000, the value of securities loaned was $203,516,389. These loans were collateralized by U.S. Treasury securities of $3,256,008 and cash of $207,550,803 which was invested in the following short-term obligations:

                                                    SHARES/      IDENTIFIED
                                                  PRINCIPAL        COST AND
                                                     AMOUNT           VALUE
---------------------------------------------------------------------------
Navigator Securities Lending Prime
Portfolio                                       201,754,800    $201,754,800
AT&T Corp. Due 7/19/2001                       $  2,000,000       2,000,000
Salomon Smith Barney, Inc., due 11/1/2000      $  3,796,003       3,796,003
                                                               ------------
Total investments of cash collateral for
  securities loaned                                            $207,550,803
                                                               ============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $150,001 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $51,334 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, accumulated undistributed net realized gain on investments and foreign currency transactions was increased by $612,859, accumulated undistributed net investment income was decreased by $44,481 and paid-in capital was decreased by $568,378 due to differences between book and tax accounting for non-taxable dividends, mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of the fund's average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $15,662 for the year ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,130,328 for the year ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $61,846 for the year ended October 31, 2000. Payment of the 0.10% per annum Class A distribution fee will commence on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,601 and $7,398 for Class B and Class C shares, respectively, for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2000, were $40,900, $1,468,783, and $76,083 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                     $  466,678,518    $  218,329,217
                                               --------------    --------------
Investments (non-U.S. government securities)   $2,665,805,605    $1,913,980,739
                                               --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $2,504,769,941
                                                                --------------
Gross unrealized appreciation                                   $  349,276,764
Gross unrealized depreciation                                     (188,785,571)
                                                                --------------
    Net unrealized appreciation                                 $  160,491,193
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED OCTOBER 31, 2000          YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          35,843,648       $ 479,294,313        26,782,130       $296,199,639
Shares issued to shareholders
  in reinvestment of distributions    4,142,162          50,937,598         1,705,504         18,153,918
Shares reacquired                   (10,670,235)       (141,864,245)      (22,039,306)      (244,032,316)
                                    -----------       -------------       -----------       ------------
    Net increase                     29,315,575       $ 388,367,666         6,448,328       $ 70,321,241
                                    ===========       =============       ===========       ============

Class B shares
                                        YEAR ENDED OCTOBER 31, 2000          YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          41,191,474       $ 547,010,960        29,604,556       $328,295,994
Shares issued to shareholders
  in reinvestment of distributions    5,783,657          70,344,204         2,190,312         23,087,105
Shares reacquired                    (9,688,575)       (127,809,409)       (8,785,261)       (98,304,257)
                                    -----------       -------------       -----------       ------------
    Net increase                     37,286,556       $ 489,545,755        23,009,607       $253,078,842
                                    ===========       =============       ===========       ============

Class C shares
                                        YEAR ENDED OCTOBER 31, 2000          YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          17,474,404       $ 232,822,720        10,720,902       $119,141,707
Shares issued to shareholders
  in reinvestment of distributions    1,600,604          19,520,304           513,712          5,429,977
Shares reacquired                    (4,588,512)        (60,847,338)       (2,795,900)       (31,245,007)
                                    -----------       -------------       -----------       ------------
    Net increase                     14,486,496       $ 191,495,686         8,438,714       $ 93,326,677
                                    ===========       =============       ===========       ============

Class I shares
                                        YEAR ENDED OCTOBER 31, 2000          YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             365,650       $   4,953,504            55,017       $    620,395
Shares issued to shareholders
  in reinvestment of distributions       15,834             195,520             8,561             91,116
Shares reacquired                      (195,059)         (2,673,812)          (52,522)          (589,311)
                                    -----------       -------------       -----------       ------------
    Net increase                        186,425       $   2,475,212            11,056       $    122,200
                                    ===========       =============       ===========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2000, was $15,525. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the fund), including the schedule of portfolio investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Utilities Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                              /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 8, 2000

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $30,611,097 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2000.

   FOR THE YEAR ENDED OCTOBER 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 13.08%.

-------------------------------------------------------------------------------

MFS(R) UTILITIES FUND

TRUSTEES                                                    ASSISTANT TREASURERS
Marshall N. Cohan - Private Investor                        Mark E. Bradley*
                                                            Robert R. Flaherty*
Lawrence H. Cohn, M.D. - Chief of Cardiac                   Laura F. Healy*
Surgery, Brigham and Women's Hospital;                      Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                            SECRETARY
The Hon. Sir J. David Gibbons, KBE - Chief                  Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                  ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Abby M. O'Neill - Private Investor
                                                            CUSTODIAN
Walter E. Robb, III - President and Treasurer,              State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting               AUDITORS
Group, Inc. (office services)                               Ernst & Young LLP

Arnold D. Scott* - Senior Executive                         INVESTOR INFORMATION
Vice President, Director, and Secretary,                    For information on MFS mutual funds, call your
MFS Investment Management                                   investment professional or, for an information
                                                            kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                     business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management                (or leave a message anytime).

J. Dale Sherratt - President, Insight                       INVESTOR SERVICE
Resources, Inc. (acquisition planning                       MFS Service Center, Inc.
specialists)                                                P.O. Box 2281
                                                            Boston, MA 02107-9906
Ward Smith - Former Chairman (until 1994),
NACCO Industries (holding company)                          For general information, call toll free:
                                                            1-800-225-2606 any business day from
INVESTMENT ADVISER                                          8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                         For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                       call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                                 this service, your phone must be equipped with
MFS Fund Distributors, Inc.                                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                       For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                          touch-tone telephone.

PORTFOLIO MANAGER                                           WORLD WIDE WEB
Maura A. Shaughnessy*                                       www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management
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MFS(R) UTILITIES FUND                                               ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                             MUF-2  12/00  164M  35/235/335/835